UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On or about February 5, 2024, Wytec International, Inc., a Nevada corporation (“Wytec”), amended (the “Amendment”) that certain unsecured promissory in the original principal amount of $625,000, dated February 25, 2020, as amended on August 13, 2022 (the “Note”) in order to allow Wytec to extend the maturity date of the Note by seven (7) additional six month periods instead of five (5) additional six month periods. A copy of the Amendment is attached to this Report as Exhibit 10.1.

SECTION 2. FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.03	Material Modification to Rights of Security Holders.

On January 31, 2024, the Board of Directors of Wytec authorized an extension from January 31, 2024 to December 31, 2024 of the expiration date of 85,784 common stock purchase warrants issued on December 11, 2023 to Mr. Christopher Stuart, a director of the Company, and 71,233 common stock purchase warrants issued on December 11, 2023 to Eagle Rock Investments, L.L.C., a Louisiana limited liability company and an affiliate of Mr. Stuart (“ERI”), for good and valuable consideration already conferred upon the Company by Mr. Stuart and ERI. Copies of the amendments to the common stock purchase warrants are attached to this Report as Exhibits 4.1 and 4.2.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or about February 5, 2024, that certain warrant issued to Ms. Erica Perez, the director of operations and corporate secretary of Wytec, to purchase up to 25,000 shares of Wytec’s common stock at an exercise price of $5.00 per share exercisable on a cash or cashless basis for a period of three years from the date of issuance was amended and restated in order to correct the expiration date to October 11, 2026 (the “Amended and Restated Warrant”). A copy of the Amended and Restated Warrant is attached to this Report as Exhibit 4.3.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

4.1	Amendment to Warrant No. 524, dated January 31, 2024
4.2	Amendment to Warrant No. 527, dated January 31, 2024
4.3	Amended and Restated Erica Perez Warrant, dated February 5, 2024
10.1	Amendment to Christopher Stuart Promissory Note, dated February 5, 2024
104	Cover Page Interactive Data File (formatted in inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: February 5, 2024	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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